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                                                                    EXHIBIT 99.1

CONTACT:
Justine E. Koenigsberg
Transkaryotic Therapies, Inc.
(617) 349-0271


FOR IMMEDIATE RELEASE



   TKT ANNOUNCES PATENT INFRINGEMENT SUIT BY GENZYME RELATING TO REPLAGAL(TM)

CAMBRIDGE, MA, JULY 25, 2000 -- Transkaryotic Therapies, Inc. (Nasdaq: TKTX) today announced that Genzyme Corporation has brought suit against TKT in the United States District Court of Delaware in Wilmington claiming that TKT's activities relating to Replagal(TM) (agalsidase alfa) infringe one or more claims of U.S. Patent No. 5,356,804. Replagal(TM) is TKT's investigational enzyme replacement therapy for the treatment OF Fabry disease. TKT was the first company to conduct human clinical testing for this disorder and submitted a Biologics License Application (BLA) to the U.S. Food and Drug Administration seeking marketing approval of Replagal(TM) on June 16, 2000.

Richard F Selden, M.D., Ph.D., President and Chief Executive Officer of TKT stated, "We strongly believe that TKT's activities relating to Replagal(TM) do not infringe the `804 patent, and, in addition, that tHE patent is not valid. We intend to vigorously defend this lawsuit and expect to prevail. It is a shame that Genzyme has chosen to compete based on a frivolous lawsuit rather than on the merits of their product. Furthermore, with over 5,000 rare diseases affecting 20 million Americans, Genzyme is clearly wasting resources that could be better allocated toward helping patients."

Transkaryotic Therapies, Inc. (TKT) is a biopharmaceutical company dedicated to the development and commercialization of products based on its three proprietary development platforms: Gene-Activated(TM) proteins, Niche Protein(TM) products, and Gene Therapy. The Company's gene activation technology is A proprietary approach to the large-scale production of therapeutic proteins, which does not require the cloning of genes and their



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subsequent insertion into non-human cell lines. TKT's Niche Protein product platform is based on protein replacement for the treatment of rare genetic diseases, a group of disorders characterized by the absence of certain metabolic enzymes. The Company's Gene Therapy technology, known as Transkaryotic Therapy(TM), is focused on the commercialization of non-viral, EX VIvo gene therapy products fOR the long-term treatment of chronic protein deficiency states.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS, "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "INTENDS," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS ARE SET FORTH UNDER THE CAPTION "CERTAIN FACTORS THAT MAY AFFECT FUTURE RESULTS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCORPORATED HEREIN BY REFERENCE. THESE IMPORTANT FACTORS INCLUDE RISKS AS TO WHETHER TKT'S PRODUCTS WILL ADVANCE IN THE CLINICAL TRIALS PROCESS, THE TIMING OF SUCH CLINICAL TRIALS, WHETHER THE CLINICAL TRIAL RESULTS WILL WARRANT CONTINUED PRODUCT DEVELOPMENT, AND WHETHER THE COMPANY'S PRODUCTS WILL RECEIVE APPROVAL FROM THE U.S. FOOD AND DRUG ADMINISTRATION OR EQUIVALENT REGULATORY AGENCIES, AND, IF SUCH PRODUCTS RECEIVE APPROVAL, WHETHER THEY WILL BE SUCCESSFULLY MARKETED; THE RESULTS OF ANY PATENT LITIGATION IN WHICH THE COMPANY IS INVOLVED OR MAY BECOME INVOLVED; COMPETITION; AND THE COMPANY'S DEPENDENCE ON COLLABORATORS.

GENE-ACTIVATED(TM), NICHE PROTEIN(TM), REPLAGAL(TM), TKT(TM), AND TRANSKARYOTIC THERAPY(TM) ARE TRADEMARKS OF TRANSKARYOTIC THERAPIES, INC.

PLEASE VISIT OUR WEB SITE AT WWW.TKTX.COM FOR ADDITIONAL INFORMATION ABOUT TRANSKARYOTIC THERAPIES, INC.

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